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                                                                       Exhibit A



         DIRECTORS AND EXECUTIVE OFFICERS OF POWER CORPORATION OF CANADA

         The (i) name, (ii) title, (iii) country of citizenship, (iv) principal occupation and (v) principal business address of each of the directors and executive officers of Power Corporation of Canada are listed below.

(i)        Laurent Dassault
(ii)       Director
(iii)      France
(iv)       Managing Director, Dassault Investissements
(v)        Dassault Investissements
           9, Rond-Point des Champs-Elysees
           75008 Paris
           France

(i)        Andre Desmarais
(ii)       Director and Executive Officer
(iii)      Canada
(iv)       President and Co-Chief Executive Officer, Power Corp; Chairman,
           Power Tech
(v)        751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Paul G. Desmarais, P.C., C.C
(ii)       Director
(iii)      Canada
(iv)       Chairman of the Executive Committee, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Paul Desmarais, Jr.
(ii)       Director and Executive Officer
(iii)      Canada
(iv)       Chairman and Co-Chief Executive Officer, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Anthony R. Graham
(ii)       Director
(iii)      Canada
(iv)       President, Wittington Investments, Limited
(v)        Wittington Investments, Limited
           22 St. Clair Avenue East
           Suite 2001
           Toronto, ON  M4T 2S7


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(i)        Robert Gratton
(ii)       Director
(iii)      Canada
(iv)       President and CEO, Power Financial Corporation
(v)        Power Financial Corporation
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Edward Johnnson
(ii)       Executive Officer
(iii)      Canada
(iv)       Vice-President, General Counsel and Secretary, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Peter Kruyt
(ii)       Executive Officer
(iii)      Canada
(iv)       Vice-President, Power Corp.; President and CEO, Power Tech
(v)        751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Denis Le Vasseur
(ii)       Executive Officer
(iii)      Canada
(iv)       Controller, Power Corp.
(iv)       Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Pierre-Elliott Levasseur
(ii)       Executive Officer
(iii)      Canada
(iv)       Treasurer, Power Corp. and Power Financial Corporation
(v)        751 Victoria Square
           Montreal QC H2Y 2J3

(i)        The Right Honourable Donald F. Mazankowski
(ii)       Director
(iii)      Canada
(iv)       Company Director, Business Consultant
(v)        5238, 45 B Avenue
           Vegreville, Alberta
           T9C 1S5

(i)        Jerry E.A. Nickerson
(ii)       Director
(iii)      Canada
(iv)       Chairman of the Board, H.B. Nickerson & Sons Limited
(v)        H.B. Nickerson & Sons Limited
           255 Commercial Street
           P.O. Box 130
           North Sydney, Nova Scotia
           B2A 1B9


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(i)        Dr. James R. Nininger
(ii)       Director
(iii)      Canada
(iv)       Company Director, Power Corp. and Canadian Pacific Railways Co.
(v)        17 Dow's Lake Road
           Ottawa ON K1S 4L1

(i)        Robert Parizeau
(ii)       Director
(iii)      Canada
(iv)       Chairman, Aon Parizeau Inc.
(v)        Aon Parizeau Inc.
           1801, McGill College
           Suite 600
           Montreal, QC H3A 3P3

(i)        Michel Plessis-Belair
(ii)       Director and Executive Officer
(iii)      Canada
(iv) Vice-Chairman and Chief Financial Officer, Power Corp.; Exec. VP and Chief Financial Officer, Power Financial Corporation
(v)        751 Victoria Square
           Montreal QC H2Y 2J3

(i)        John A. Rae
(ii)       Director and Executive Officer
(iii)      Canada
(iv)       Exec. VP, Office of the Chairman of the Exec. Committee, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Amaury-Daniel de Seze
(ii)       Director
(iii)      France
(iv) Chairman and CEO, P.A.I. Partners; Member of Group Exec.Committee, BNP Paribas
(v)        P.A.I. Partners
           43, avenue de l'Opera
           75002 Paris, France

(i)        Dr. Emoke J. E. Szathmary
(ii)       Director
(iii)      Canada
(iv)       President and Vice-Chancellor, University of Manitoba
(v)        University of Manitoba
           66, Chancellor's Circle, 202 Administration Building
           Winnipeg, Manitoba
           R3T 2N2



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(i)        Gerard Veilleux
(ii)       Executive Officer
(iii)      Canada
(iv) Vice-President, Power Corp.& President of Power Communications Inc Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Arnaud Vial
(ii)       Executive Officer
(iii)      Canada and France
(iv)       Senior Vice-President, Finance, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3

(i)        Luc Jobin
(ii)       Executive Officer
(iii)      Canada
(iv)       Executive Vice President, Power Corp.
(v)        Power Corporation of Canada
           751 Victoria Square
           Montreal QC H2Y 2J3